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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                           June 7, 2002 (May 23, 2002)


                            NEWS AMERICA SAVINGS PLAN
                            (Full title of the Plan)

                                    33-89584
                             Commission File Number

                           1211 Avenue of the Americas
                            New York, New York 10036
                        (Address of the Plan) (Zip Code)

      Administrator's telephone number, including area code (212) 852-7111


                          THE NEWS CORPORATION LIMITED
                                  2 Holt Street
                                   Sydney, NSW
                                    Australia

           (Name of issuer of the securities held pursuant to the plan and the address of its principal executive office)

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Item 5:  Other Events.
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         On May 23, 2002, the Administrators of the News America Savings Plan
(the "Plan") dismissed Arthur Andersen LLP, and simultaneously engaged Ernst & Young LLP to succeed Arthur Andersen LLP as the Plan's independent auditors.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the Plan) have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NEWS AMERICA SAVINGS PLAN

                                           By:  /s/ Barbara Cavage
                                                --------------------------------
                                                 Barbara Cavage
Dated:  June 7, 2002

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